Deloitte & Touche LLP Two World Financial Center New York, NY 10281-1414 USA

Tel: +1 212 436 2000 Fax: +1 212 436 5000 www.deloitte.com
August 20, 2007
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561
Dear Sirs/Madams:
We have read Item 4.01 of Atari, Inc.’s Form 8-K dated July 24, 2007, and have the following comments:
1.	We agree with the statements made in paragraphs 1, 2, 3 and 5.

2.	We have no basis on which to agree or disagree with the statements made in paragraph 4.
Yours truly,
New York, New York

Member of
Deloitte Touche Tohmatsu